m+ Nasdaq-100 Accelerator Autocall ETF

MPIA

Primary Listing Exchange for the Fund: The Nasdaq Stock Market LLC

SUMMARY PROSPECTUS

August 10, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.mplusfunds.com. You can also get this information at no cost by calling (888) 852-4281. The current Prospectus and SAI, both dated August 10, 2026, are incorporated by reference into this Summary Prospectus. Shares of the Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”) (the “Exchange”).

Investment Objective

The investment objective of the m+ Nasdaq-100 Accelerator Autocall ETF (the “Fund”) is to seek to generate high monthly income while seeking to provide reduced downside risk through exposure to the Barclays Nasdaq-100 Accelerator Autocallable Index (the “Autocall Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Investors may pay brokerage commissions and incur other charges on their purchases and sales of exchange-traded fund shares, which are not reflected in the Expense Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution (12b-1) Fees	0.00%
Other Expenses[1,2]	0.00%
Total Annual Fund Operating Expenses	0.70%
1	Estimated based on the expenses the Fund expects to incur for the current fiscal year.
2	“Other Expenses” does not include fees and other costs associated with the Fund’s swap agreements. These costs are embedded in the pricing and valuation of the swaps, are not reflected in the Annual Fund Operating Expenses table or Expense Example, and will reduce the Fund’s returns. Such costs will vary based on market conditions and the terms of the Fund’s swap transactions.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$72	$225
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. Because the Fund has not commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is a non-diversified, actively managed exchange-traded fund (“ETF”) that, under normal market conditions, seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in unfunded total return swaps (based on their notional value) that provide exposure to the Barclays Nasdaq-100 Accelerator Autocallable Index (the “Autocall Index”). Cash, cash equivalents, and U.S. Treasury securities with remaining maturities of one year or less related to such swaps will not be counted towards the calculation of the Fund’s net assets with respect to the Fund’s 80% investment policy. The Autocall Index is designed to reflect the performance of a diversified portfolio of synthetic autocallable notes (each an “Autocallable” and the portfolio of Autocallables, the “Index Portfolio”).

Autocallable notes are structured instruments whose payments and repayment of principal are contingent on the performance of a specified underlying reference index. An autocallable note typically has a stated term and includes features that may result in periodic coupon payments, early redemption prior to maturity, or repayment of principal at maturity, depending on market conditions. The terms of autocallable notes, including observation dates, coupon barriers, autocall levels, and downside protection features, are fixed at issuance and may vary across notes. For additional information, please see “How Autocallable Notes Work” below.

The Fund will not attempt to replicate or track the Autocall Index but will, instead, use financial instruments such as total return swaps to gain exposure to the level of the Autocall Index. An unfunded total return swap is a derivative contract under which the Fund obtains economic exposure to the Autocall Index without paying the full notional amount upfront, instead making or receiving payments based on the performance of the Index while generally holding cash or other assets to meet collateral and liquidity requirements. The Fund intends to make periodic distributions to shareholders in amounts that are determined in part by reference to the Autocall Index. The Autocall Index is designed to reflect the collective performance of a portfolio of approximately 60 Autocallables arranged in a laddered structure with staggered entry points with similar fixed parameters (the “Parameters”) as described below within the section entitled “Autocall Index Portfolio Characteristics”.

The Autocall Index is constructed by the third-party index provider using a laddered approach with staggered maturities established in accordance with the index construction methodology, which governs the timing and spacing of maturity dates, and the Fund obtains exposure to the index as constructed without discretion to modify the ladder structure. Individual synthetic components reflected in the index ladder may have different performance outcomes over time due to differences in entry dates, observation schedules, market conditions, and roll timing, all of which are governed by the index rules rather than by Fund level activity.

The Autocallables’ coupon payments, principal repayment timing and principal value at maturity, and ultimately the Fund’s total return, is contingent and with respect to principal value at maturity, based on the performance of the Barclays US Tech Accelerator 6% Decrement USD ER Index (the “Underlying Reference Index”), which provides exposure of 100% to 400% to the Barclays US Tech Tracker ER Index (the “Futures Index”). When market volatility is relatively low, the Futures Index increases its exposure to equity futures, which can range from 100% up to 400% of its value. As market volatility rises, the Futures Index reduces its exposure.

These adjustments are made automatically as frequently as daily under predefined index rules that are designed to manage risk by responding to changes in volatility. The Futures Index seeks to keep its exposure increases and decreases within a framework that assumes a target volatility level of 40%, meaning that if volatility approaches or exceeds this level, the Futures Index will generally reduce exposure.

The Fund expects to invest substantially all of its assets in U.S. Treasury securities with remaining maturities of one (1) year or less, cash, cash equivalents, and unfunded total return swaps providing exposure to an Autocall Index (the “Swap Agreements”). The investments of the Fund will create an aggregate notional exposure to the Autocall Index approximately equal to 100% of the Fund’s net assets, subject to limitations and/or conditions prescribed by the 1940 Act. In order to meet its margin requirements on the Swap Agreements, the Fund may allocate all or a significant portion of its assets to investments such as: investment-grade fixed income and floating rate bonds; notes with variable interest rates tied to benchmarks issued by governments and European or U.S. investment-grade corporate issuers; commercial paper and money market funds.

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Each Autocallable is designed to pay a percentage of the notional amount allocated to that Autocallable at certain set observation dates (e.g., monthly, noting the monthly observation dates are specific to each Autocallable) (a “Coupon”), provided that the Underlying Reference Index remains within certain predefined levels. If on specified monthly observation dates, the Underlying Reference Index reaches or exceeds a certain level (the “Autocallable Barrier”) then the Autocallable will automatically mature. The Coupon is intended to be paid even when the Underlying Reference Index experiences a certain amount of negative performance, but only down to a certain predetermined level (the “Coupon Barrier”). If the performance of the Underlying Reference Index is below the Coupon Barrier on any observation date no Coupon is paid for that then-ended observation period.

Accordingly, the potential upside performance of an Autocallable is realized only through the payment of Coupons on applicable observation dates and, upon maturity or early redemption. Because these payments are contingent on the level of the Underlying Reference Index relative to the Autocallable Barrier and Coupon Barrier on the relevant observation dates, they may or may not be paid in any given period. The Fund does not provide participation in the positive performance of the Underlying Reference Index.

Each Autocallable is subject to a 3 month non-callable period from the date of issuance (the “Non-Callable Period”). Each Autocallable incorporates a contingent principal protection feature so that, if the Underlying Reference Index has not reached or exceeded the Autocallable Barrier before the scheduled maturity date, any negative performance below the Autocallable Barrier as at the maturity date will not have any negative impact on the return of principal under the Autocallable, provided the Underlying Reference Index is not below a certain predetermined level at maturity (the “Maturity Barrier”). Only if the Underlying Reference Index is below that Maturity Barrier at maturity will the Autocall Index, and, in turn, investors, be exposed to the full downside performance of the Underlying Reference Index at maturity. Therefore, while Autocallables may preserve capital in certain negative market conditions (i.e., if the Underlying Reference Index remains above the Maturity Barrier), adverse market conditions in the equity market can lead to negative returns for the Fund.

The Fund’s exposure to the Autocallables is obtained through one or more Swap Agreements with one or more qualified financial institutions (“Swap Counterparties”). These Swap Agreements reference the Autocall Index, which is designed to reflect the aggregate performance of the entire Index Portfolio. Through this approach, the Fund obtains comprehensive exposure to the diversified portfolio of Autocallables via one or more derivative instruments.

In addition to the above, the Fund expects to invest in money market instruments, including U.S. Treasury Securities and repurchase agreements as well as cash and cash equivalents.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary (a “Subsidiary”), organized under the laws of the Cayman Islands. If determined necessary or advisable by the Fund, investment in the Subsidiary is expected to provide the Fund with exposure to the Autocall Index within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are the principal investment strategies and principal investment risks of the Fund as reflected in the Fund’s Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund.

The Subsidiary will enter into separate contracts with the Adviser and Trading Sub-Adviser for the management of the Subsidiary’s portfolio, without compensation. The Subsidiary will also enter into arrangements with the Custodian to serve as the Subsidiary’s custodian and with the Fund’s administrator to serve as the Subsidiary’s transfer agent, fund accountant and administrator. The Subsidiary will comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and custody and Section 18 of the 1940 Act related to capital structure and leverage. The Subsidiary will adopt compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund, and the Fund aggregates direct investments with investments held by the Subsidiary in constructing the Fund’s portfolio and for purposes of the Fund’s investment policies.

In order to qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), a fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has determined that only income realized directly from certain sources such as dividends, interest, securities loans, gains from stock or securities or foreign currencies, or other income derived with respect to its business of investing is qualifying income for purposes of qualifying as a RIC. Income realized from other sources (“Bad Income Assets”) is not considered qualifying income to be treated as a RIC. As a result, a fund’s ability to realize income from investments in Bad Income Assets as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the IRS’ position, certain funds seek to gain exposure to Bad Income Assets primarily through investments in a subsidiary, which invests in Bad Income Assets. If a fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund’s earnings and profits. If a fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns. The Fund anticipates treating income and gain from the Subsidiary as qualifying income.

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Autocall Index Portfolio Characteristics

Each Autocallable in the Autocall Index (the “Index Portfolio”) may achieve one or both of the following payout and return characteristics depending on the performance of the Underlying Reference Index:

(a)	fixed periodic payments on specified observation dates and/or at maturity if the level of the Underlying Reference Index is at or above the Coupon Barrier (as set forth below), but below the Autocallable Barrier; or

(b)	as part of the Autocallables’ return, the Autocall Index, and, in turn, the Fund may be exposed to the negative performance of the Underlying Reference Index in case the level of such Underlying Reference Index is below the Maturity Barrier at maturity.

Each Autocallable in the Index Portfolio will have the following key characteristics/parameters (the “Parameters”):

I. Individual Autocallables: Each Autocallable in the Index Portfolio features (as further set forth in the table below):

•	4 year tenor (Maturity)
•	3 month initial Non-Callable Period from the date of issuance
•	U.S. Dollar denomination
•	70% Maturity Barrier (observed at maturity)
•	70% Coupon Barrier (observed monthly)
•	Contingent Coupon Payment — On a monthly observation date, the level of the Underlying Reference Index is compared to the Coupon Barrier. The Contingent Coupon Payment is made if the Underlying Reference Index is at or above the Coupon Barrier.
•	Direct link to the performance of the Underlying Reference Index

II. Key Components: Each Autocallable in the Index Portfolio has three main components:

•	Call Feature: Upon the expiration of each Autocallable’s Non-Callable Period, the Autocallable will automatically be called prior to its scheduled maturity date if the Underlying Reference Index reaches or exceeds the Autocallable Barrier on a monthly Observation Date.
•	Contingent Coupon: A coupon is paid monthly on the Autocallable if, on the monthly Observation Date, the performance of the Underlying Reference Index is at or above the Coupon Barrier. If the Underlying Reference Index falls below the Coupon Barrier on an Observation Date, no coupon will be paid for that period.
•	Contingent Principal Protection: If an Autocallable is not called prior to Maturity, the initial principal is fully protected if the Underlying Reference Index’s level is above the Maturity Barrier at maturity. If the Underlying Reference Index closes below the Maturity Barrier, principal loss for that Autocallable will be equivalent to the negative performance of the Underlying Reference Index measured over the life of the Autocallable.

The underlying Index Portfolio can be potentially rebalanced daily, employing a dynamic roll mechanism whereby Autocallables that have auto called or matured are replaced with new Autocallables, any Coupons that have been paid are reinvested, and any losses incurred have been redistributed in the Index Portfolio.

III. Implementation Mechanism: To efficiently gain exposure to this diversified portfolio of Autocallables, the Fund utilizes:

•	Swap Agreements with Swap Counterparties
•	The Autocall Index as a reference for these Swap Agreements, which is designed to reflect the aggregate performance of the entire Index Portfolio (See “The Underlying Reference Index”)
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PARAMETER	DESCRIPTION	SPECIFIC DATA
Autocallable Barrier	The predetermined level of the Underlying Reference Index, which if reached or exceeded on specified Observation Dates will cause the Autocallable to automatically mature.	100% of the value of the Underlying Reference Index as at the date the Autocallable was included in the Portfolio.
Coupon Barrier	The predetermined level of with respect to the Underlying Reference Index which if reached or exceeded on specified Observation Dates will cause a fixed amount to be paid (the “Coupon”).	70% of the value of the Underlying Reference Index as at the date it is included in the Index Portfolio
Maturity Barrier	The predetermined level of the Underlying Reference Index above which on the Maturity Date of the Autocallable will result in the full repayment of principal.	70% of the value of the Underlying Reference Index as at the date the Autocallable was included in the Index Portfolio.
Observation Date — Autocallables Call Feature	Predetermined dates on which the level of the Underlying Reference Index is compared to the Autocallable Barrier and the Coupon Barrier	Monthly
Observation Date — Contingent Principal Protection	A predetermined date on which the level of the Underlying Reference Index is compared to the Maturity Barrier	The maturity date
Observation Date — Contingent Coupon Payment	Predetermined dates on which the level of the Underlying Reference Index is compared to the Coupon Barrier	Monthly
Maturity	The final observation date, on which the Autocallable terminates and the final cash flows are determined	4 years
Coupon Percentage	The percentage number that determines the size of the Coupon to be made on specified Observation Dates, if the relevant payout and return characteristics have been met (the “Coupon”).	The Coupon rate is established via prevailing current market environments and specific parameters with the Underlying Reference Index.
Number of Notes	Autocallables are added on a pre-determined schedule to maintain diversification across entry points.	Up to 60 autocallables in the index, issued as frequently as daily

Once an Autocallable has been included in the Index Portfolio, the payout and return characteristics for such Autocallable can no longer be changed. Therefore, there is no discretion involved in the payout process for each Autocallable as such payout depends on the performance of the Underlying Reference Index on the specific observation dates.

With regard to the Maturity Barrier, it should be noted that if, on the Maturity Date, the level of the Underlying Reference Index is below the Maturity Barrier the amount of principal repaid will be reduced, as per the example below, which will negatively impact the overall value of the Autocall Index and, in turn, the Fund.

For example, noting the Maturity Barrier for an Autocallable is 60% of the level of an Underlying Reference Index as of the date the Autocallable is issued:

•	if such Underlying Reference Index of such Autocallable falls by only 10% (which is still above the Maturity Barrier) then the negative performance of the Underlying Reference Index will not reduce amount of principal to be repaid;
•	on the other hand, if such Underlying Reference Index falls by 75% (i.e., to 25% of the level it was at when the Autocallable was issued and which is below the Maturity Barrier), then, at maturity, the amount of principal to be repaid will have fallen by 75%.

As the Fund is exposed to the Autocallables through the performance of the Index Portfolio under the Swap Agreement(s), any negative return of an Autocallable in the Index Portfolio will negatively impact the level of the Autocall Index and, in turn, the Fund.

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Index Portfolio Management and Rebalancing

The Autocall Index is managed through a systematic process, and the Fund gains exposure to the Autocall Index through the use of Swap Agreements. The Index Portfolio can be potentially rebalanced daily, employing a daily roll mechanism whereby Autocallables that have auto called or matured are replaced with new Autocallables, any Coupons paid are reinvested and losses incurred are redistributed in the Index Portfolio. This systematic approach seeks to benefit from (i) diversification of entry points across market cycles; (ii) minimization of timing risk associated with single-entry investments and (iii) maintaining a consistent exposure to a portfolio of approximately 60 Autocallables. Furthermore, by gaining exposure, via the Autocall Index, to the total return of approximately 60 Autocallables with staggered entry points, the Fund creates a diversified portfolio that seeks to (i) smooth income generation over time; (ii) reduce concentration risk in any single market entry point; and (iii) potentially, lower overall portfolio volatility.

While the Autocall Index follows systematic rules for maintenance and replacement, the Adviser actively oversees the Swap Counterparty exposure and creditworthiness, collateral management and optimization, the Fund’s overall portfolio risk characteristics as well as the execution quality and management of Swap Agreements. Swap Counterparties are selected and monitored pursuant to the Adviser’s internal risk management, operational, and compliance processes. It is anticipated that the Fund will have only one Swap Counterparty.

Autocall Index Methodology

The Autocall Index is designed to reflect the performance of a portfolio of Autocallables. The Autocallables in the portfolio follow predetermined terms including a 4 year maturity period from issue date, a 3 month non-call period from the issue date, and coupon payments every month or around that time frame. Each Autocallable features conditional cash flows on specific monthly observation dates, with payments depending on whether the underlying asset is above or below specified thresholds, including a 100% autocallable barrier and 70% principal and 70% coupon barrier percentages. The Autocall Index provider’s pricing model determines the present value of these Autocallables accounting for prevailing market conditions and contemplates the reinvestment of cash flows.

The Autocall Index adds new autocallable positions at an Issue Price of 100 on a periodic basis which can be as frequent as daily to maintain diversification across entry points up to a maximum allowable number of securities. Cash from maturing or redeemed securities is systematically reallocated to existing and new securities added to the portfolio according to predefined rules. The Autocall Index is calculated daily and denominated in U.S. Dollars.

The Autocall Index is composed of a portfolio of Autocallables with the following characteristics:

SPECIFICATION	AUTOCALL INDEX
Underlying Reference Index	Barclays US Tech Accelerator 6% Decrement USD ER Index (BXIIUT4E)
Issue Price	100
Issue Date	Date an Autocallable position is added to Index Portfolio
Maturity Date	4 years from the Issue Date
Non-Call Period	3 months from the Issue Date
Coupon Dates	Monthly (or around that time frame) from the Issue Date, up to and including the Maturity Date
Autocallable Barrier	100%
Principal Barrier Percentage	70%
Coupon Barrier Percentage	70%

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The Underlying Reference Index

The Underlying Reference Index seeks to provide variable exposure ranging from 100% to 400% to the Barclays US Tech Tracker ER Index (the “Futures Index”), with higher exposure during periods of lower market volatility and reduced exposure when volatility is higher. The Index is designed to target an overall volatility level of 40%, subject to predefined limits.

The Underlying Reference Index is subject to a 6% per annum decrement, deducted daily, and is calculated as an excess return index (rather than a total return index). The Index is a rules-based proprietary index owned by Barclays Bank PLC.

The Futures Index itself is designed to track the excess return of a notional, continuously maintained rolling position in the front-month E-mini Nasdaq-100 futures contract, with contracts rolled forward as they approach expiration.

To achieve its volatility target, the Underlying Reference Index adjusts its exposure to the Futures Index each business day based on recent market volatility. Exposure is calculated as 40% divided by the realized volatility of the Futures Index, with the resulting exposure capped at 400% and floored at 100%.

Realized volatility is measured using exponentially weighted moving averages of daily returns, which place greater emphasis on more recent market movements while still reflecting longer-term trends (using short-term and long-term half-lives, such as approximately 5 and 21 business days).

Methodology

The Underlying Reference Index applies an exposure (the “Index Exposure”) of between 100% and 400% to the Futures Index, with the aim of increasing exposure (subject to the maximum exposure) when the realized volatility of the Futures Index is relatively lower and decreasing exposure (subject to the minimum exposure) when the realized volatility of the Futures Index is relatively higher. The Index Exposure is not adjusted according to a predetermined schedule. Each day, the Index determines a new target exposure to the Futures Index, but it will adjust its exposure only if the change from the current level is material. An exposure adjustment is made only when the target exposure differs from the current exposure by at least 40% on an absolute basis, meaning smaller day-to-day changes do not trigger a rebalance.

The target exposure is determined based on the ratio of the volatility threshold and the realized volatility of the Futures Index. The realized volatility of the Futures Index is further determined based on the short-term realized volatility of the Futures Index and the long-term realized volatility of the Futures Index. The short-term realized volatility and long-term realized volatility of the Futures Index on an Index Business Day are calculated based on the daily returns of the Futures Index, with half-lives of 5 and 21 days, respectively.

The Underlying Reference Index is calculated daily according to the above methodology to reflect:

•	the change in the level of the Futures Index scaled by the Index Exposure as of the prior day; and
•	the deduction of the 6% per annum decrement that has accrued since the prior day and is calculated using the number of calendar days since the prior day divided by 365.

The Underlying Reference Index is calculated in U.S. dollars.

Other Information on the Fund’s Investment Strategy

Total Return Swaps – A total return swap is a financial agreement between two parties where one party agrees to make a single payment or periodic payments to the other party based on a fixed or variable interest rate in exchange for a single payment or periodic payments based on the total return of an underlying asset, which includes both the income it generates and any capital gains or losses. Total return swaps also may be used as a means of obtaining exposure in markets where the Underlying Reference Index is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the Underlying Reference Index, which is then exchanged for the receipt (or payment) of an interest rate. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, one party will receive a payment from or make a payment to the other party, as applicable. The use of total return swaps may add leverage to the Fund’s portfolio.

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Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by any government agency. As with any investment, the Fund’s returns will vary and you could lose money.

Authorized Participant Risk. Only certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Funds’ Distributor (“Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for exchange-traded funds (ETFs), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Autocallable Structure Risk. The Fund’s returns are correlated to the performance of a portfolio of Autocallables notes reflected by the Autocall Index. Autocallables have specific structural features that may be unfamiliar to many investors.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Contingent Income Risk. Coupon payments from the Autocallables are not guaranteed and will not be made if the Underlying Reference Index falls below the Coupon Barrier on observation dates. This means the Fund may generate significantly less income than anticipated during market downturns. If a contingent coupon is not paid due to the Reference Index breaching the applicable Coupon Barrier, the expected income from the Fund’s investments may decline, which may also adversely affect the reference index valuation, the Fund’s net asset value and the market price of the Fund’s shares.

Early Redemption Risk. Autocallables in the Index Portfolio may be called before their scheduled maturity if the Underlying Reference Index reaches or exceeds the Autocallable Barrier on observation dates. This automatic early redemption could force reinvestment of that portion of the Index Portfolio at lower rates if market yields have declined.

Barrier Risk. Each Autocallable in the Index Portfolio includes a Maturity Barrier, expressed as a percentage of the level of the Underlying Reference Index on the date the Autocallable is issued. If, on the Maturity Date, the level of the Underlying Reference Index is at or above the Maturity Barrier, the principal amount of that Autocallable is generally returned in full.

If the Underlying Reference Index falls below the Maturity Barrier at maturity, the conditional protection provided by the Autocallable no longer applies, and the Autocallable becomes fully exposed to the negative performance of the Underlying Reference Index measured from its initial level. In that case, the principal amount repaid will decline by the same percentage as the decline in the Underlying Reference Index.

This structure results in a “binary outcome” at maturity, meaning that there are effectively two distinct results: either principal is returned in full if the Underlying Reference Index remains above the Maturity Barrier, or principal is reduced by the full amount of the Underlying Reference Index’s decline if the Maturity Barrier is breached. As a result, relatively modest additional declines in the Underlying Reference Index below the Maturity Barrier can lead to sudden and significant losses of principal.

For example, if the Maturity Barrier for an Autocallable is set at 60% of the level of the Underlying Reference Index at issuance, and the Underlying Reference Index has declined by 75% by the Maturity Date (i.e., to 25% of its initial level, which is below the Maturity Barrier), the principal amount repaid on that Autocallable would be reduced by 75%.

Because the Fund obtains exposure to Autocallables through the performance of the Index Portfolio under one or more Swap Agreements, any principal losses realized by one or more Autocallables will reduce the level of the Autocall Index and, in turn, negatively affect the value of the Fund.

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Calculation Methodology Risk. The Underlying Reference Index and the Autocall Index employ complex calculation methodologies that may not perform as expected under certain market conditions.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. The Fund also risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective.

Correlation Risk. The Fund’s return is not likely to match the expected returns of the Index Portfolio or the return of the Autocall Index for a number of reasons, including the payment of periodic distributions to investors, operating expenses, transaction costs, cash management, market conditions, and differences in calculation methodologies.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Counterparty Risk. The Fund is subject to credit risk with respect to the counterparties to the derivative contracts (primarily Swap Agreements) entered into by the Fund. The Fund’s exposure to the Index Portfolio is obtained entirely through Swap Agreements with swap counterparties. If a swap counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

Swap Agreements generally require counterparties to post collateral based on the mark-to-market exposure of the swaps, which is intended to help mitigate counterparty credit risk. However, collateralization may not fully protect the Fund in all circumstances, including during periods of rapid market movements, operational failures, or if a counterparty becomes insolvent or otherwise fails to perform its obligations.

Because the Fund’s holdings consist primarily of contractual claims against swap counterparties rather than direct holdings of securities, the Fund may be particularly vulnerable to counterparty failure generally and related to the counterparty’s performance obligations. Even temporary disruptions in a counterparty’s ability to perform under a Swap Agreement could negatively affect Fund performance. In addition, the Fund may have substantial exposure to a single swap counterparty, which may increase the Fund’s sensitivity to adverse developments affecting that counterparty.

Credit/Default Risk. Credit risk is the risk that an issuer, guarantor, or counterparty is unable or unwilling to make timely payments, satisfy contractual obligations, or otherwise honor its commitments. Changes in the financial condition of a counterparty, adverse economic, market, or political developments, or other factors may increase the risk of default and negatively affect the value of the Fund’s investments.

To the extent the Fund enters into Swap Agreements, the Fund is exposed to the credit risk of the applicable swap counterparties. Although such swap arrangements typically include collateral posting requirements intended to reduce counterparty credit exposure, there can be no assurance that collateral will be sufficient to cover all losses in the event of a counterparty default, particularly during periods of market stress or following insolvency proceedings.

Credit rating downgrades, defaults, or other adverse credit events involving a counterparty may reduce the Fund’s income and negatively affect the value of the Fund’s shares.

Cybersecurity Risk. As part of its business, the Adviser processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. Derivatives are instruments, such as swaps, options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives involves leverage, market, counterparty, liquidity, operational, and legal risks. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. The use of derivatives will increase expenses and volatility, and there is no guarantee that a derivatives strategy will work as anticipated. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

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Distribution Risk. The Fund seeks to make monthly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may reduce a shareholder’s adjusted tax basis in Fund shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of Fund shares. To the extent such monthly distributions are a return of capital, the distributions should not be considered the dividend yield or total return of an investment in Fund shares.

Early Close/Trading Halt Risk. The Fund’s investments in equity securities are subject to the risk that an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. The securities markets are volatile. The Fund’s exposure to the Underlying Reference Index subjects it to risks associated with equity markets. The value of the Underlying Reference Index may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the U.S. equity markets generally or particular segments of the market. If the market prices of the securities to which the Underlying Reference Index is exposed decline, the value of your investment in the Fund will decline.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”, which are only available to Authorized Participants. Retail investors may only purchase or sell shares on the Exchange. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•	Cash Purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
o	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
o	To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the Fund’s shares, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
o	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.
o	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.
o	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

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Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Highly Volatile Markets Risk. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Index Risk. The Underlying Reference Index employs a volatility targeting mechanism which may not perform as expected. The Underlying Reference Index may reduce equity exposure during periods that subsequently see strong equity performance, potentially limiting upside participation. The use of implied volatility rather than realized volatility may not accurately predict future market volatility. The rebalancing frequency may not respond quickly enough to rapid market changes. The decrement feature reduces index performance by a fixed percentage and may cause the Underlying Reference Index to underperform during low-return environments.

There can be no guarantee that the Underlying Reference Index or the Autocall Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Underlying Reference Index or the Autocall Index to implement the Fund’s principal investment strategies indefinitely. If necessary, the Adviser or the Fund’s Board of Trustees may substitute the Autocall Index with another index that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index so selected will perform in a manner similar to the Underlying Reference Index or the Autocall Index, as applicable. Unavailability of either index could affect adversely the ability of the Fund to achieve its investment objective. In addition, the Fund’s investments in derivatives relating to the Autocall Index may underperform the return of the Autocall Index.

Simulated Performance Risk. Certain information regarding the Autocall Index (including information that may be available in Fund documents, marketing materials, or on the Fund’s website) may reflect simulated, hypothetical, or back-tested performance rather than actual performance. Simulated performance results are generally prepared by applying the Autocall Index’s methodology retroactively to historical market data and do not represent the results of actual trading. Such results are achieved through the retroactive application of a model designed with the benefit of hindsight and may reflect assumptions that would not have been available at the time the Autocall Index was originally constituted.

Simulated performance has inherent limitations and may overstate or understate the impact of certain market factors, including market volatility, liquidity constraints, transaction costs, and other factors that may affect actual performance. In addition, simulated results do not reflect the effect of Fund fees and expenses or the Fund’s actual portfolio management, and there can be no assurance that the index or the Fund will achieve results similar to those shown by simulated performance.

Interest Rate Risk. As interest rates rise, the value of fixed income securities are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy (including the Federal Reserve ending its “quantitative easing” policy of purchasing large quantities of securities issued or guaranteed by the U.S. government), rising inflation, and changes in general economic conditions. Interest rate changes can be sudden and unpredictable.

Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

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Investment in a Subsidiary. As determined necessary or advisable by the Fund, the Fund may invest a portion of its assets in a wholly-owned subsidiary, organized under the laws of the Cayman Islands. Investment in the Subsidiary is expected to provide the Fund with exposure to the Autocall Index within the limitations of Subchapter M of the Code and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere in the Fund’s Prospectus and SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in the SAI), the Fund intends to limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus and the SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and SAI and could negatively affect the Fund and its shareholders.

Laddered Portfolio Risk. The laddered portfolio strategy may not perform as expected if market conditions remain unfavorable over an extended period, multiple Autocallable instruments may experience losses simultaneously and/or the weekly rebalancing mechanism may result in suboptimal entry points during rapidly changing markets.

Legislation and Regulatory Risk. The enforceability of agreements governing hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. New or amended regulations may be imposed by the Commodity Futures Trading Commission (the “CFTC”), the SEC, the Federal Reserve, the European Union (the “EU”) or other financial regulators, other governmental or intergovernmental regulatory authorities or self-regulatory organizations that supervise the financial markets, and could adversely affect the Fund. In particular, the CFTC and the SEC are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of statutes and rules by these regulatory authorities or self-regulatory organizations.

Limited History of Operations Risk. The Fund has a limited history of operations. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund or in the Index Portfolio may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company because, as a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.

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Swap Agreement Risk. Swap agreements are a type of derivative instrument that subjects the Fund to counterparty credit, liquidity, and correlation risks, including that: (i) the Fund may not be able to enter into replacement swap agreements in the event a current swap is terminated (ii) unfunded swap agreements may involve greater leverage risks than funded swaps; (iii) the swap agreement may not reflect the performance of the Autocall Index or the Underlying Reference Index as expected due to differences in calculation methods or expenses; and (iv) during market disruptions, the Fund may be unable to enter into new swap agreements or adjust existing positions at favorable prices. In volatile markets, the Fund may not be able to close out a position without incurring a significant amount of loss.

Swap Agreement Termination Risk. A Swap Counterparty may be entitled to terminate the Swap Agreement at its then current market value upon the occurrence of certain extraordinary market events or at its discretion upon notice to the Fund. Under such circumstances, if the Adviser is unable to enter into new Swap Agreements with a suitable Swap Counterparty, the Adviser may recommend to the Board of Trustees to immediately liquidate the Fund. A liquidation can be initiated by the Board of Trustees without a shareholder vote. While shareholder interests will be the paramount consideration in a liquidation under such circumstances, the timing of the liquidation may not be favorable to certain individual shareholders.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company under Subchapter M of the Code.

The treatment of the swaps and other derivatives that provide exposure to the Autocallables is not entirely clear, which may impact the ability of the Fund to satisfy the requirements of Subchapter M of the Code.

•	Qualifying Income. To qualify and maintain its status as a RIC, the Fund must derive at least 90% of its gross income each year from “qualifying income,” meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of the swaps and other derivatives that provide exposure to the Autocallables is not entirely clear, and, thus, whether the income and gain therefrom is qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the Autocallables as qualifying income, an adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a RIC.
•	Asset Diversification. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. An adverse determination or future guidance by the Internal Revenue Service with respect to issuer identification for the Fund’s investments may adversely affect the Fund’s ability to qualify as a RIC.

If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed to the extent that such distribution is treated as a dividend for U.S. federal income tax purposes.

The U.S. federal income tax treatment of the swaps and other derivatives (including the options comprising the Box Spreads) may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to complex character and timing rules, including mark-to-market accounting, constructive ownership or straddle provisions of the Code, that could affect the timing and character of income, deduction, gain or loss recognized from such derivatives. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

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U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Valuation Risk. The complex nature of autocallable structures and volatility-targeted indices may make accurate valuation difficult during market stress, potentially leading to significant premiums or discounts to NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the Swap Agreements may become more difficult.

Volatility Target Index Risk. The Underlying Reference Index employs a volatility targeting mechanism which introduces specific risks:

•	Decrement Feature Impact: Because the decrement is deducted regardless of market performance, it creates a constant performance drag that may cause the Index to underperform an otherwise similar equity index that does not include a decrement feature, particularly during periods of modest returns or sideways market conditions.;
•	Implied Volatility Limitations: The use of options prices to determine implied volatility may not accurately forecast actual market volatility, potentially resulting in suboptimal allocation decisions;
•	Rebalancing Frequency Risk: The rebalancing schedule may be too infrequent during rapidly changing market conditions, potentially exposing the Fund to higher volatility than targeted; and
•	Participation Limitation: During periods of rising markets that follow volatility spikes, the Underlying Reference Index may maintain reduced equity exposure, potentially limiting the Fund’s participation in market recoveries.

Performance

Because the Fund has not been in operation for an entire calendar year, no Fund performance information is shown. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 888-852-4281. Performance data current to the most recent month end may be obtained from the Fund’s website at www.mplusfunds.com, or by calling 888-852-4281.

Portfolio Management

Investment Adviser – Alaia Capital, LLC (the “Adviser”)

Trading Sub-Adviser – Tidal Investments LLC (the “Trading Sub-Adviser”)

Portfolio Management Team

•	Stephen Clancy, CFA, FRM, Senior Vice President of Institutional Capital Network, Inc.
•	Charles Guttilla, Senior Vice President of Institutional Capital Network, Inc.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with the Fund’s distributor (the “Distributor”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”) (the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. Individual shares may only be purchased and sold in secondary market transactions through brokers.

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s web site at www.mplusfunds.com.

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Tax Information

The Fund’s distributions (other than return of capital distributions) are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-advantaged account may be subject to taxation at ordinary income tax rates when withdrawn from such an account. A return of capital, if any, will lower a shareholder’s tax basis in his or her shares, which may result in a shareholder recognizing more gain (or less loss) when his or her shares are sold.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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